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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 25, 2004


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                        1-6395                 95-2119684
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


200 Flynn Road
Camarillo, California                                            93012-8790
(Address of Principal Executive Offices)                         (Zip Code)


                                 (805) 498-2111
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.
        ----------------------------------

(c) Exhibits

Exhibit 99.1 Press Release of the Registrant dated May 25, 2004. (This
Exhibit 99.1 is being furnished and shall not be deemed "filed" as set forth in Items 9 and 12 hereof.)


Item 9. Regulation FD Disclosure
        ------------------------

On May 25, 2004, the Registrant issued a press release containing forward looking statements, including with respect to its future performance and financial results. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 9 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 9 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 9 in such filing.


Item 12. Results of Operation and Financial Condition
         --------------------------------------------

On May 25, 2004, the Registrant issued a press release announcing its financial results for the first quarter of fiscal year 2005 that ended April 25, 2004.
A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 12 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 12 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 12 in such filing.

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2004                                   SEMTECH CORPORATON



                                                     By: /s/ David G. Franz, Jr.
                                                        ------------------------
                                                        David G. Franz, Jr.
                                                        Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit Number             Description of Document
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   99.1                    Press Release of the Registrant dated May 25, 2004.